UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2022

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Germay Drive, Unit 4 #1066

Wilmington, DE 19804

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 228-7142

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary shares included as part of Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2022, the Company held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from October 5, 2022 to April 5, 2023. The Charter Amendment became effective on October 4, 2022 upon approval by the Company’s shareholders at the Meeting.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 12,283,170 ordinary shares of the Company, which represents a quorum of the outstanding capital stock entitled to vote as of the record date of August 18, 2022, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s shareholders voted on the following proposals, each of which was approved:

(1) The Extension Amendment Proposal — a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination from October 5, 2022 to April 5, 2023. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
12,129,966	153,184	20

(2) The Director Election Proposal — to elect seven persons to serve on the Company’s Board of Directors until the 2024 annual general meeting or until a successor is appointed and qualified. The following is a tabulation of the votes with respect to the election of directors, each of whom was elected by the Company’s shareholders:

Name	For	Against	Abstain
Henry Monzon	9,968,427	2,314,723	20
Ka Seng (Thomas) Ao	9,968,427	2,314,723	20
Simon Choi	12,129,966	153,184	20
Kashan Zaheer Piracha	12,107,444	175,706	20
Derek Yiyi Feng	12,129,966	153,184	20
Ka Lok (Ivan) Wong	12,129,966	153,184	20
Giuseppe Mangiacotti	12,129,966	153,184	20

(3) The Auditor Ratification Proposal — to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
12,154,962	124,188	4,020

The Company had solicited proxies in favor an adjournment proposal which would have given the Company authority to adjourn the Meeting to solicit additional proxies. As there were sufficient shares voted in favor of all of the proposals, this proposal was not voted upon at the Special Meeting.

In connection with the Meeting, shareholders holding 10,042,920 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

By:	/s/ Henry Monzon
	Name:	Henry Monzon
	Title:	Chairman and Chief Executive Officer

Dated: October 5, 2022

3